UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 12, 2019

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS, INC.

OWENS-ILLINOIS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (Owens-Illinois, Inc.) Delaware (Owens-Illinois Group, Inc.) (State or other jurisdiction of incorporation)	1-9576 33-13061 (Commission File Number)	22-2781933 34-1559348 (IRS Employer Identification No.)

One Michael Owens Way Perrysburg, Ohio (Address of principal executive offices)	43551-2999 (Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value per share, of Owens-Illinois Group Inc.	OI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER EVENTS.

On November 12, 2019, Owens-Illinois Group, Inc. (“OI Group”), the wholly-owned subsidiary of Owens-Illinois, Inc., issued a press release (the “Press Release”) announcing that its wholly-owned subsidiary, OI European Group B.V. (“OI Europe”), had delivered (i) a notice of redemption to holders of OI Europe’s outstanding 6.75% senior notes due 2020 (the “2020 Notes”) calling for the redemption of the remaining €250 million aggregate principal amount of outstanding 2020 Notes and (ii) a notice of partial redemption to holders of OI Europe’s outstanding 4.875% senior notes due 2021 (the “2021 Notes” and, together with the 2020 Notes, the “Notes”) calling for the redemption of €212 million aggregate principal amount of the outstanding 2021 Notes. Following the partial redemption of the 2021 Notes, €118 million aggregate principal amount of the 2021 Notes will remain outstanding.

The redemption date for each redemption will be November 22, 2019. In accordance with the terms of (i) the 2020 Notes and the Indenture, dated as of September 15, 2010 (the “2020 Notes Indenture”), among OI Europe, the guarantors named therein, Deutsche Trustee Company Limited, as trustee, Deutsche Bank AG, London Branch, as principal paying agent and transfer agent, and Deutsche Bank Luxembourg S.A., as registrar, Luxembourg paying agent and transfer agent, and (ii) the 2021 Notes and the Indenture, dated as of March 22, 2013 (the “2021 Notes Indenture” and, together with the 2020 Notes Indenture, the “Indentures”), among OI Europe, the guarantors named therein, Deutsche Trustee Company Limited, as trustee, Deutsche Bank AG, London Branch, as principal paying agent and transfer agent, and Deutsche Bank Luxembourg S.A., as registrar and Luxembourg transfer agent, each series of Notes will be redeemed at a price equal to the sum of the principal amount of the Notes to be redeemed, the applicable premium calculated in accordance with the terms of the applicable series of Notes and the related Indenture, and the accrued and unpaid interest on the applicable series of Notes up to, but not including, the redemption date. The Company intends to fund each redemption with proceeds from the previously announced offering by OI Europe of €500 million aggregate principal amount of 2.875% senior notes due 2025.

A copy of the Press Release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit
No.	Description
99.1	Press Release, dated November 12, 2019.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS, INC.

Date: November 12, 2019	By:	/s/ John A. Haudrich
	Name:	John A. Haudrich
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS GROUP, INC.

Date: November 12, 2019	By:	/s/ John A. Haudrich
	Name:	John A. Haudrich
	Title:	President and Chief Financial Officer